UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 20, 2007

                                -----------------

                                 DRI Corporation
             (Exact Name of Registrant as Specified in Its Charter)



         North Carolina             000-28539                56-1362926
 (State or Other Jurisdiction      (Commission             (IRS Employer
       of Incorporation)           File Number)          Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, Including Area Code     (214) 378-8992

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 7.01. Regulation FD Disclosure

     On December 20, 2007, DRI Corporation announced its plans for meetings with investors and potential investors, as well as media outreach, in first quarter 2008.

     A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.


ITEM 9.01. Financial Statements and Exhibits

(a)  Exhibits.
     99.1    Press release dated December 20, 2007.



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Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             DRI CORPORATION

Date: December 20, 2007      By: /s/ STEPHEN P. SLAY
                                ------------------------------------------------
                                 Stephen P. Slay
                                 Vice President, Chief Financial Officer,
                                 Secretary and Treasurer



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INDEX TO EXHIBITS

EXHIBIT
NUMBER   DESCRIPTION
------   -----------

  99.1   Press release dated December 20, 2007.